Exhibit 10.14

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.

DATED AUGUST, 10 2010

LIPOXEN TECHNOLOGIES, LTD.

- and -

BAXTER HEALTHCARE CORPORATION AND BAXTER HEALTHCARE SA

AMENDMENT NUMBER FOUR TO THE EXCLUSIVE RESEARCH,

DEVELOPMENT AND LICENSE AGREEMENT

DATE OF AMENDMENT NUMBER FOUR 10 AUGUST 2010

PARTIES

(1)	LIPOXEN TECHNOLOGIES, LTD. whose registered office is at whose registered office at London Bioscience Innovation Centre, 2 Royal College St., London NWI ONH, England (“LIPOXEN”).

(2)	BAXTER HEALTHCARE CORPORATION having its principal place of business at One BAXTER Parkway, Deerfield, Illinois 60015 (“BHC”)

(3)	BAXTER HEALTHCARE SA, a corporation organized and exiting under the laws of Switzerland having its principal place of business at Hertistr.28304, Wallisellen, Switzerland (“BHSA”)(BHC and BHSA collectively referred to as “BAXTER”).

INTRODUCTION

(A)	WHEREAS, LIPOXEN entered into an Exclusive Research, Development and License Agreement (hereinafter the “AGREEMENT”) with BAXTER on August 15, 2005;

(B)	WHEREAS, the PARTIES have amended the AGREEMENT pursuant to the previous amendment agreements set out in Schedule B of this AMENDMENT NUMBER FOUR (“AMENDMENT”);

(C)	WHEREAS, the PARTIES desire to further amend the AGREEMENT in accordance with and subject to the provisions of this AMENDMENT;

(D)	WHEREAS, the AGREEMENT provides certain ownership rights to LIPOXEN in relation to BAXTER SOLE INVENTIONS and the PARTIES have agreed that in relation to those certain rights that LIPOXEN shall relinquish its ownership rights provided that BAXTER grants an exclusive license to LIPOXEN such that LIPOXEN shall be granted rights to any [***] claimed in any BAXTER SOLE INVENTIONS under the [***]

(E)	WHEREAS, the AGREEMENT provides certain ownership rights to BAXTER in relation to LIPOXEN SOLE INVENTIONS and the PARTIES have agreed that in relation to certain of those rights that BAXTER, consistent with the terms of the AGREEMENT, shall relinquish its ownership rights subject always to the exclusive license granted to BAXTER under the AGREEMENT;

(F)	WHEREAS, the PARTIES desire to work more closely with each other and have better exposure to those patent applications filed by either PARTY on a SOLE INVENTION.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this AMENDMENT and in accordance with and subject to the terms and conditions specified below the PARTIES agree as follows:

AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the Agreement as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the Agreement.

1.	“AMENDMENT COMMENCEMENT DATE” means ___ August, 2010.

2.	The Definitions are hereby amended with effect from the EFFECTIVE DATE to add the following Sections 1.75 and 1.76 as new definitions:

1.75 [***] means all BAXTER SOLE INVENTIONS that utilize or incorporate DELIVERY AGENTS, including but not limited to:- (a) [***] (i) to part (vi) of the LIPOXEN CORE TECHNOLOGY; and (b) [***] DELIVERY AGENTS with other [***].

1.76 [***] means all PATENTS and PATENT APPLICATIONS that (i) are owned by BAXTER, and (ii) include any claim that covers [***] INVENTIONS including, for the avoidance of doubt the [***] PATENT RIGHTS. A PATENT or PATENT APPLICATION shall not be excluded from the definition of [***] PATENT RIGHTS if, in addition to claims relating to the [***] INVENTIONS, it also has claims [***] DELIVERY AGENTS.

1.77 “EXISTING [***] PATENT RIGHTS” means the patent applications set out in Schedule A of this Agreement.

3.	Section 1.35 is hereby amended with effect from the EFFECTIVE DATE by deleting the words “For the purposes of clarification, the LIPOXEN CORE TECHNOLOGY shall not include [***].”

4.	Section 1.39 is hereby deleted in its entirely and replaced, with effect from the Effective Date, by the following:

1.39 “LIPOXEN PATENT RIGHTS” means all of the PATENTS and PATENT APPLICATIONS CONTROLLED by LIPOXEN, including those rights licensed to LIPOXEN by BAXTER within the [***] PATENT RIGHTS, which (i) pertain to [***] and [***]

POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS, and (ii) are necessary to develop, make, have made, use, sell, have sold and import POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) pursuant to the license set forth in Section 3 .I; including those contained in Schedule V of this Agreement, which excludes, for the avoidance of doubt, the MANUFACTURING TECHNOLOGY.

5.	Section 13.4 is hereby amended with effect from the Effective Date to be Section 13.4.1 and by the insertion of the words “excluding the BAXTER SOLE INVENTIONS” after the words “SOLE INVENTIONS”.

6.	A new Section 13.4.2 is hereby included in the Agreement with effect from the Effective Date as follows:

13.4.2 Ownership of of BAXTER SOLE INVENTIONS and Licensure of [***] PATENT RIGHTS to LIPOXEN by BAXTER

13.4.2.1 Ownership. All BAXTER SOLE INVENTIONS (including the [***] INVENTIONS), and all intellectual property rights in them (including, without limitation, the [***] PATENT RIGHTS), shall be the sole and exclusive property of BAXTER, even if any such BAXTER SOLE lNVENTIONS/PSA INVENTIONS fall within the scope of the LIPOXEN CORE TECHNOLOGY. LIPOXEN shall cooperate in all respects to ensure that ownership of the BAXTER SOLE INVENTIONS/ [***] INVENTIONS is properly vested in BAXTER. Subject to the terms of this Section 13.4.2, BAXTER shall have the right to protect the BAXTER SOLE INVENTIONS. [***] INVENT!ONS in any manner that BAXTER deems appropriate including, without limitation, the filing of additional PATENT APPLICATIONS to be included in the ][***] PATENT RIGHTS. BAXTER shall not assign or otherwise transfer the [***] INVENTIONS (or any PATENT or PATENT APPLICATION relating to the [***] INVENTIONS) to a THIRD PARTY, an AFFLLIATE or a SUBLICENSEE, without the consent of LIPOXEN other than in the circumstances set out in parts (i) to (iii) of Section 16 of the AGREEMENT, in which case such assignment or transfer shall be expressly subject to a novation (on terms reasonably acceptable to LIPOXEN) of the terms of the AGREEMENT to the relevant assignee/transferee.

13.4.2.2 Grant. BAXTER grants, to LJPOXEN an exclusive (exclusive also as to BAXTER), royalty-free, perpetual, worldwide right and license, with the right to sublicense, under the [***] PATENT RIGHTS to: (i) use, utilize, practice and commercialise those [***] INVENTIONS that are methods or processes; and (ii) research, develop, make, have made, use, supply, sell, offer to sell and import those [***] INVENTTONS that are products, compositions of matter, formulations, chemicals or biological.

13.4.2.3 Term of Grant. The term of the license rights granted to LIPOXEN under Section 13.4.2.2 shall be deemed to begin on the EFFECTIVE DATE and shall expire on the last date of expiration of the last PATENT included in the [***]

PATENT RIGHTS. For the avoidance of doubt, the licence granted to LIPOXEN under this Section 13.4.2 shall survive termination and/or expiry of the AGREEMENT for any reason.

13.4.2.4 Right to Sublicense. From the EFFECTIVE DATE, LIP'OXEN shall have the right to sublicense the license rights granted under Section 13.4.2.2 without reference to and/or obtaining consent from Baxter unless such rights fall within the FIELD in which case LIPOXEN shall not during the term of the AGREEMENT, be entitled to grant a sublicense of the rights within the FIELD to any person other than BAXTER. The PARTIES agree that for the term of the AGREEMENT, to the extent that such rights fall within the FIELD, BAXTER shall receive a sublicense of the rights within the FIELD pursuant to SECTION 3.1 of the AGREEMENT.

13.4.2.5 Control. The PARTIES acknowledge that for the purposes of the AGREEMENT, LIPOXEN shall CONTROL the [***] PATENT RIGHTS, including the [***] PATENT RIGHTS that are subject to the sub-licence to BAXTER as set out in SECTION 13.4.2.4 above.

13.4.2.6 Assignment. LIPOXEN shall be entitled to assign its rights under clause 13.4.2.2 to any person to whom it assigns the AGREEMENT in accordance with Section 16 of the AGREEMENT.

13.4.2.7 Notification. BAXTER shall notify LIPOXEN in writing immediately if:- (a) BAXTER does not intend to file a PATENT APPLICATION in relation to a [***] INVENTION ("ABANDONED [***] INVENTIONS"), or (b) BAXTER intends to abandon any [***] PATENT RIGHT ("ABANDONED [***] PATENT RIGHTS"). LIPOXEN shall have the right in its own name and at its sole expense to prosecute and maintain PATENT APPLICATIONS and PATENTS in relation to the ABANDONED [***] INVENTIONS and to prosecute and maintain the ABANDONED [***] PATENT RIGHTS, in which case BAXTER hereby agrees to transfer and assign and shall transfer and assign to LIPOXEN its entire right, title and interest in and to such ABANDONED [***] INVENTIONS and ABANDONED [***] PATENT RIGHTS and the ABANDONED [***] INVENTIONS shall be treated as the SOLE INVENTION of LIPOXEN for the purposes of this AGREEMENT, including Sections 13.3, 13.4 and 13.6. Any notification under this Section 13.4.2.7 by BAXTER shall be given to LIPOXEN with sufficient time to enable LIPOXEN to exercise its rights under this Section.

13.4.2.8 Additional Filings. If BAXTER proposes to file (or has filed) a PATENT APPLICATION in relation to a [***] INVENTION and the application can or does include claims relating to DELIVERY AGENTS, LIPOXEN shall have the right but not the obligation in its own name and at its sole expense to file a PATENT APPLICATION as a new application, or as a divisional, continuation, or continuation-in-part (or via any other equivalent mechanism in any jurisdiction) of the original PATENT APPLICATION, which covers the relevant [***] INVENTION in so far as it relates solely and specifically to DELIVERY AGENTS and proteins which fall outside the FIELD (“DELIVERY AGENT CLAIMS”) and at LIPOXEN’S sole discretion, prosecute such PATENT

APPLICATION. BAXTER shall be allowed to continue prosecution of all other claims that are not DELIVERY AGENT CLAIMS. BAXTER agrees to transfer and assign and shall transfer and assign its entire right, title and interest in and to such DELIVERY AGENT CLAIMS to LIPOXEN and the INVENTIONS that are the subject of such DELIVERY AGENT CLAIMS shall be treated as SOLE INVENTIONS of LIPOXEN for the purposes of this Agreement, including Sections 13.3, 13.4 and 13.6. If LIPOXEN decides, at its sole discretion, not to file or to cease prosecuting a PATENT APPLICATION with DELIVERY AGENT CLAIMS, BAXTER shall have the right, but not the obligation, to file and/or take over the prosecution of such DELIVERY AGENT CLAIMS following which the INVENTION which is the subject of such PATENT APPLICATIONS shall be considered the SOLE INVENTION of BAXTER for the purposes of this AGREEMENT, including SECTIONS 13.3, 13.5 and 13 .6.

13.4.2.9 Broader Filings. In addition to LIPOXEN's rights pursuant to Section 13.4.2.8, if BAXTER proposes to file a PATENT APPLICATION in relation to a [***] INVENTION and LIPOXEN believes that the claims of the relevant PATENT APPLICATION could and should be broader than those proposed by BAXTER, LIPOXEN shall notify BAXTER in writing of its belief and BAXTER shall either:-

(a) broaden the scope of the claims of the relevant PATENT APPLICATION in accordance with the instructions of UPOXEN, where, in such case, LIPOXEN shall be granted rights to such PATENT APPLICATION, and any PATENT that issues there from per the terms of this Section, 13.4.2, and in particular, Sections 13.4.2.1 and 13.4.2.2; or

(b) allow LIPOXEN in its own name and at its sole expense to tile a PATENT APPLICATION as a new application, or as a divisional, continuation, or continuation-in-part (or via any other equivalent mechanism in any jurisdiction) of the original PATENT APPLICATION, in relation to the broader scope and claims in so far as they relate to DELIVERY AGENTS ("BROAD DELIVERY AGENT CLAIMS") and at Lipoxen's sole discretion, prosecute such PATENT APPLICATION. BAXTER agrees to transfer and assign and shall transfer and assign its entire right, title and interest in and to such BROAD DELIVERY AGENT CLAIMS to LIPOXEN and the INVENTIONS that are the subject of such BROAD DELIVERY AGENT CLAIMS shall be treated as SOLE INVENTIONS of LIPOXEN for the purposes of Sections 13.3, 13.4 and 13.6 of' this AGREEMENT.

13.4.2.10 Baxter name on Broader Filings. If LIPOXEN proposed to file a PATENT APPLICATION pursuant to Section 13.4.2.9(b) of this AGREEMENT and the PATENT APPLICATION that is actually filed covers [***] in addition to to DELIVERY AGENTS, the relevant application shall befiled in the joint names of BAXTER and LIPOXEN and BAXTER shall compensate LIPOXEN monthly in arrears for half the costs and expenses relating to the prosecution and maintenance of the relevant PATENT APPLICATION and any PATENTS resulting from it. The PATENT APPLICATION shall be deemed to be a JOINT PATENT APPLICATION provided that:- (a) LIPOXEN shall still retain sole discretion to prosecute such Pi\ TENT APPLICATION; and (b) despite the joint names on the PATENT APPLICATION only LIPOXEN shall have the right, in its entire discretion, without accounting to BAXTER, to use, licence and otherwise exploit the claims of the relevant PATENT APPLICATION which relate to DELIVERY AGENTS. If in its entire discretion, during prosecution LIPOXEN narrows the claims of any such PATENT APPLICATION, by way of filing a divisional patent application or otherwise, such that the PATENT APPLICATION covers only DELIVERY AGENTS [***] LIPOXEN shall be entitled to transfer the PA into LIPOXEN'S sole name and the relevant PATENT APPLICATION shall be deemed to be a BROAD DELIVERY AGENT CLAIM for the purposes of SECTION 13.4.2.9(b). The PARTIES acknowledge that the patent application filed by LIPOXEN in the joint names of LIPOXEN and BAXTER on 20 July 2010, entitled "Giycopolysialylation of non-blood Coagulation Proteins" shall be deemed to be filed pursuant to this SECTION 13.4.2.10 even though it was filed prior to the AMENDMENT COMMENCEMENT DATE.

13.4.2.11 Warranty. BAXTER warrants that as at the AMENDMENT COMMENCEMENT DATE:- (a) the EXISTING [***] PATENT RIGHTS are the only PATENTS and/or PATENT APPLICATIONS owned by BAXTER which include any claim that may cover a-[***] INVENTION; and (b) BAXTER is not aware of any[***] -INVENTIONS that have been conceived or made but are not yet the subject to a PATENT APPLICATION filed by BAXTER at the time of the AMENDMENT COMMENCEMENT DATE.

13.4.2.12 Terms of Sublicenses. To the extent that any monies are received by Lipoxen from a sublicensee specifically in respect of any of the [***] Patent Rights to which Lipoxen has received an exclusive grant under Section 13.4.2.2, Lipoxen agrees to pay to BAXTER [***] of all sublicensing revenue received by LIPOXEN specifically in respect of sublicensing the rights to the [***]. PATENT RlGHT to a third party until such time as BAXTER has been compensated for [***] of the [***] PATENT COSTS relating specifically to the relevant [***] PATENT RIGHT which is the SubjecL of the sub-licence. For the purposes of this Section 13.4.2.10, the [***] PATENT COSTS for a specific [***] PATENT RIGHT shall be deemed to be any and all external costs and/or expenses reasonably incurred by BAXTER in the prosecution and/or maintenance of the relevant [***] PATENT RIGHT provided that such cost or expense is properly documented by a written invoice. BAXTER shall keep up to date and detailed records of the costs and expenses it incurs in relation to the PATENT RJGHTS and shall, if asked in writing to do so byLIIPOXEN, provide an up to date summary of such costs and expenses, together with supporting documentary evidence, in relation to any and all [***]-PATENT RJGHTS which are the subject of a sub-licence granted by LIPOXEN.

7.	Section 13.5 is hereby amended with effect from the EFFECTIVE DATE by renumbering the Section as 13.5.1 and by inserting the words “excluding the LIPOXEN SOLE INVENTIONS” after the words “SOLE INVENTIONS”.

8.	A new Section 13.5.2 is hereby included in the AGREEMENT with effect from the EFFECTIVE DATE as follows:-

13.5.2 Ownership of LIPOXEN SOLE INVENTIONS and rights of BAXTER therein:-

13.5.2.1 Ownership. All LIPOXEN SOLE INVENTIONS, and all intellectual property rights in them, shall be the sole and exclusive property of LIPOXEN, even if any such LIPOXEN SOLE INVENTIONS fall within the scope of the BAXTER CORE TECHNOLOGY. BAXTER shall cooperate in all respects to ensure that ownership of the LIPOXEN SOLE INVENTIONS is properly vested in LIPOXEN. Subject to the terms of this Section 13.5.2, LIPOXEN shall have the right to protect the LIPOXEN SOLE INVENTIONS in any manner that L!POXEN deems appropriate including, without limitation, the filing of additional PATENT APPLICATIONS to be included in the LIPOXEN PATENT RJGHTS. LIPOXEN shall not assign or otherwise transfer the LIPOXEN SOLE INVENTIONS (or any PATENT or PATENT APPLICATION relating to the LIPOXEN SOLE INVENTIONS) to a THIRD PARTY, an AFFILIATE or a SUB-LICENSEE, without the consent or BAXTER other than in the circumstances set out in parts (i) to (iii) of Section 16 of the AGREEMENT, in which case such assignment or transfer shall be expressly subject to a novation (on terms reasonably acceptable to BAXTER) of the terms of the AGREEMENT to the relevant assignee/transferee.

9.	Section 13.6 is hereby deleted in its entirety and replaced with effect from the Commencement Date by the following:

13.6 Each PARTY shall have sole discretion and right to prepare, file, prosecute, maintain and defend PATENT APPLICATIONS or PATENTS for INVENTIONS it solely owns under this AGREEMENT. However, pursuant to the following, the PARTIES agree to have their respective patent attorneys confer with each other during the prosecution of SOLE INVENTIONS. Costs incurred with respect to PATENT APPLICATIONS AND PATENTS relating to SOLE INVENTIONS shall be borne by the PARTY with the right to prosecute each such PATENT APPLICATION and/or pay annuities and/or maintenance fees for a PATENT.

13.6.1	BAXTER’S patent attorneys shall confer with LIPOXEN’s patent attorneys during the prosecution of PATENT APPLICATIONS relating to BAXTER SOLE INVENTIONS and make every reasonable effort to consider LIPOXEN’S suggestions regarding the prosecution of such BAXTER SOLE INVENTION PATENT APPLICATIONS. Without prejudice to the generality of the above, BAXTER shall:-

(a)	at least (7) business days, which do not include holidays in in either the U.K. or the United States of America, prior to the contemplated filing of a PATENT APPLICATION relating to BAXTER SOLE INVENTIONS submit a substantially completed draft of the PATENT APPLICATION to LIPOXEN; and

(b)	copy LIPOXEN’s patent attorneys on any official actions and submissions that arise during the prosecution of PATENT APPLICATIONS relating to BAXTER SOLE INVENTIONS no later than seven (7) business days, which do not incluyde holidays in either the the U.K. or the United States of America, prior to the due date of such official actions and submissions. .

13.6.2	LIPOXEN’s patent attorneys shall confer with BAXTER’s patent attorneys during the prosecution of PATENT APPLICATIONS relating to LIPOXEN SOLE INVENTIONS and make every reasonable efforts to consider BAXTER’s suggestions regarding the prosecution of such LIPOXEN SOLE INVENTION PATENT APPLICATIONS. Without prejudice to the generality of the above, LIPOXEN shall:-

(a)	at least seven (7) business days, which do not include holidays in either the U.K. or the United States of America, prior to the contemplated filing of a PATENT APPLICATION relating to BAXTER SOLE INVENTIONS submit a substantially completed draft of the PATENT APPLICATION to LIPOXEN; and

(b)	copy BAXTER’s patent attorneys on any official actions and submissions that arise during the prosecution of PATENT APPLICATIONS relating to LIPOXEN SOLE INVENTIONS no later than seven (7) business days, which do not include holidays in either the U.K. or the United States of America, prior to the due date of such official actions and submissions.

10.	The following sentence in Section 13.7 is hereby amended with effect from the Commencement Date by the following:

"At least twenty (20) days prior to the contemplated tiling of such PATENT APPLICATION, the RESPONSIBLE PARTY shall submit a substantially completed draft of the JOINT PATENT APPLICATION to the other PARTY for its approval, which shall not be unreasonably withheld or delayed."

and replaced with, having effect from the Commencement Date by the following:

"At least seven (7) business days, which do not include holidays in either the U.K. or the United States of America, prior to the contemplated filing of such PATENT APPLICATION, the RESPONSIBLE PARTY shall submit a substantially completed draft of the JOINT PATENT APPLICATION to the other PARTY for its approval, which shall not be unreasonably withheld or delayed."

11.	A new Section 8.6 shall be inserted into the AGREEMENT with effect from the AMENDMENT COMMENCEMENT DATE as follows:

“8.6 BAXTER shall be entitled to deduct from any milestones that have yet to be paid or any royalties due to LIPOXEN pursuant to Section 8.3 of this AGREEMENT any costs reasonably incurred by BAXTER as a result of any claim of ownerwhip by a THIRD PARTY of the [***] used by LIPOXEN and provided to BAXTER by LIPOXEN for the [***].”

12.	A new Section 15.7.4 shall be inserted into the AGREEMENT with effect from the AMENDMENT COMMENCEMENT DATE as follows:

Section 15.7.4 of the Agreement shall be amended with effect from the Effective Date by the insertion of the following words at the start of the Section:- “With the exception of the licence granted by Baxter to Lipoxen pursuant to Section 13.4.2 which shall surive termination of this Agreement”.

13.	Section 15.7.6 of the AGREEMENT shall be deleted in its entirety with effect from the EFFECTIVE DATE.

14.	LIPOXEN does not accept and makes no admissions in relation to the allegations of delay set out by BAXTER in the 2007 Letter and does not waive any rights or remedies it may have in relation to any due diligence milestone events that have not been met by their relevant due date but, without prejudice to any of the PARTIES other rights under the AGREEMENT, the PARTIES agree that SCHEDULE IV of the AGREEMENT shall be amended with effect from the EFFECTIVE DATE by inserting the amended dates as set out in the table below in place of the dates set out in the original AGREEMENT:-

Due Diligence Milestone Event	Original Date	Amended Date
IND Filing	June 30, 2008	May 31, 2009
Completion of Phase II Clinical Trial	December 31, 2010	November 30, 2011
First BLA Filing	December 31, 2014	March 31, 2015

15.	From the AMENDMENT COMMENCEMENT DATE BAXTER shall use its best endeavours to negotiate the terms of a cash infusion of $2 million to LIPOXEN by way of equity investment or other instrument on fair and reasonable terms to be agreed between the PARTIES.

16.	Miscellaneous

a.	Full Force and Effect. Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein.

b.

Entire Agreement of the Parties. This Amendment and the Agreement constitute the complete final and exclusive understanding and agreement of the BAXTER and LIPOXEN with respect to the subject matter of the

Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between BAXTER and LIPOXEN respecting the subject matter of the Agreement.

c.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be executed my facsimile or other electronic means.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

SIGNED by	/s/ M. Scott Maguire	for	M. Scott Maguire
and on behalf of LIPOXEN TECHNOLOGIES, LTD. in the presence of:			CEO

Witness

Signature:
Name:	[illegible]
Occupation:	[illegible]
Address:	[illegible]

SIGNED by		for	CVP/President Bioscience

and on behalf of BAXTER HEALTHCARE CORPORATION in the presence of

Witness

Signature:	/s/ Alicia Webb
Name:	Alicia Webb
Occupation:
Address:

SIGNED by		for
and on behalf of BAXTER HEALTHCARE SA in the presence of

Witness

Signature:
Name:
Occupation:
Address:

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

SIGNED by	/s/ M. Scott Maguire	for	M. Scott Maguire
and on behalf of LIPOXEN TECHNOLOGIES, LTD. in the presence of:			CEO

Witness

Signature:
Name:	[illegible]
Occupation:	[illegible]
Address:	[illegible]

SIGNED by		for
and on behalf of BAXTER HEALTHCARE CORPORATION in the presence of

Witness

Signature:
Name:
Occupation:
Address:

SIGNED by	/s/ Ignacio Martinez de Lecea	for		/s/ Sarah Byrne-Quinn
and on behalf of BAXTER HEALTHCARE SA in the presence of			Ignacio Martinez de Lecea Sr. Counsel ECEMEA	Sarah Byrne-Quinn VP Business Development & Strategy

Witness

Signature:	/s/ Mario Schultz
Name:	Mario Schultz
Occupation:	Legal Assistant
Address:	[illegible], 8304 Wallisellen

[***]

[***]

[***]

[***]

SCHEDULE B

PREVIOUS AMENDMENT AGREEMENTS

1.	Amendment dated August 15 2005 between LIPOXEN and BAXTER relating to THIRD PARTY PRODUCTS (“AMENDMENT ONE”)

2.	Amendment signed on December 11 and 13 between LIPOXEN, BAXTER and SERUM INSTITUTE OF INDIA LIMITED relating to POLYSIAL1C ACID (“AMENDMENT TWO”)

3.	Document headed “Second Amendment to Exclusive Research, Development and Licence Agreement” dated May 2009 relating to the First Milestone Event (“AMENDMENT THREE”)

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